UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer Rochester California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/30/2015

Item 1.	Reports to Stockholders.

Semiannual Report 1/31/2015

OppenheimerFunds®

The Right Way
to Invest

Oppenheimer Rochester® California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	6.00%	0.96%	4.52%
1-Year	13.32	7.94	8.86
5-Year	8.41	7.36	5.42
10-Year	3.69	3.18	4.82

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

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Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester California Municipal Fund once again generated high levels of tax-free income and a competitive, yield-driven total return for the 6 months ended January 30, 2015, the last business day of this reporting period. The Fund’s Class A shares provided a distribution yield of 5.57% at net asset value (NAV) at the end of this reporting period. For California residents in the top 2015 bracket for federal and state income taxes, a taxable investment with a January 2015 yield of less than 7.67% would not have delivered as much after-tax income as the Class A shares of this Fund. At 6.00% as of January 30, 2015, the 6-month cumulative total return at NAV for this Fund’s Class A shares exceeded the Barclays Municipal Bond Index, its benchmark, by 148 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during the 6 months ended January 31, 2015, thanks in part to positive reports from the Federal Reserve.

It came as no surprise to Fed watchers that the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, the program was initiated in 2008 to stimulate the economy by adding billions to its holdings of mortgage-backed and Treasury securities. According to a statement released January 28, 2015, the FOMC observed economic activity expanding at a solid pace with strong job gains, a lower unemployment rate, and moderate increases in household spending and business fixed investments. However, a range of labor market indicators suggested that labor resources continued to be underutilized and the recovery in the housing sector remained slow.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	5.57%
Dividend Yield with sales charge	5.31
Standardized Yield	3.73
Taxable Equivalent Yield	7.67
Last distribution (1/27/15)	$0.04
Total distributions (8/1/14 to 1/31/15)	$0.24
Endnotes for this discussion begin on page 13 of this report

3        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

The committee’s concerns about falling energy prices, among other factors, played into its decision to maintain its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.

The January statement was similar to the one issued in December 2014: In both, the FOMC said it could be “patient” about normalizing its stance on monetary policy, especially if projected inflation continued to run below the committee’s longer-run goal of 2%. The Fed’s long-standing assurance had been that it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

At a press conference following the December 2014 meeting, Fed Chair Janet Yellen said it would be unlikely for policymakers to consider an increase in the Fed’s benchmark short-term rate before its April meeting. When the January statement also referred to a patient approach, some economists concluded that rates were not likely to move until June 2015, at the earliest.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of January 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.76%, down 68 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 1.82% on January 30, 2015, down 40 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 4 basis points from the July 2014 date.

In California, Governor Jerry Brown was re-elected in November 2014, continuing the distinction of being both the youngest governor since the 1860s, as well as the oldest; he also served as governor from 1975 to 1983. When he took office in 2011, the state faced a $26.6 billion budget deficit and estimated annual shortfalls of roughly $20 billion. Since then, an improving economy, budget cuts and “temporary,” voter-approved tax increases have helped the state eliminate these deficits. More than 1.3 million new jobs were created in the past 4 years and the unemployment rate dropped from 12.1% to the current 7.2%.

In November 2014, Standard & Poor’s raised California’s general obligation (G.O.) debt rating to A-plus, signaling its belief

4        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

that “the state is positioned for a more enduring period of financial stability.” Moody’s Investors Service and Fitch Ratings have assigned ratings of Aa3 and A, respectively.

In December 2014, Gov. Brown announced the 2015 California Infrastructure Plan with $57 billion to be spent mostly on the state’s transportation system over the next 5 years. Sources of funding will include $5.5 billion of G.O.s and $1.6 billion of lease revenue bonds.

In January 2015, Gov. Brown also released a $158.8 billion budget proposal for fiscal 2016, reflecting an increase of 1% over fiscal year 2015, which ends June 30, 2015. The proposal includes $532 million in expenditures from the Proposition 1 Water Action Plan, the administration’s 5-year roadmap toward sustainable water management.

In addition, the budget proposal includes the last $1.1 billion in spending from the 2006 flood bond to bolster the state’s protection from floods. If the budget is approved, K-12 school spending will increase by $2,600 per student compared to fiscal year 2012, and tuition will remain flat for students attending schools in the state university system. The budget also projected a balance of $2.8 billion in the state’s rainy day fund by the end of fiscal 2016. The new fiscal year begins July 1, but the budget must be approved by June 15.

In other news, the California High-Speed Rail Authority broke ground on the nation’s first high-speed rail system in January 2015. With a projected cost of $68 billion, the system is expected to run from San Francisco to the Los Angeles basin in less than 3 hours by 2029 and will eventually extend from Sacramento to San Diego.

In late January 2015, Moody’s revised its outlook to positive on its Aa3 rating of Los Angeles airport bonds while Fitch affirmed its AA rating. The airport agency’s success at managing an $8.6 billion capital plan without over-leveraging its balance sheet was key to Moody’s decision to change its outlook. In December 2014 the airport board approved a $4 billion ground transportation plan that includes a $1.5 billion monorail line from LAX to a Los Angeles County Metropolitan Transportation Authority light rail station.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester California Municipal Fund held more than 625 securities as of January 30, 2015. The Fund was invested in a broad range of sectors,

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providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A shares had a distribution yield of 5.57% at NAV as of January 30, 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.0 cents per share for most of this reporting period. However, on January 28, 2015, the Fund began accruing for a dividend of 3.8 cents per Class A share, a change necessitated by the persistence of low interest rates. In all, the Fund distributed 24.0 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 14.1% of the Fund’s total assets (14.2% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

The Fund remained invested in land development (or “dirt”) bonds as of January 30, 2015, which are Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Tax sector represented 12.9% of the Fund’s total assets (12.9% of net assets).

Overall, we believe that the bonds in this sector have several appealing characteristics: The debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of this sector.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 12.2% of the Fund’s total assets (12.2% of net assets) as

6        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

of January 30, 2015, and included some securities issued in Puerto Rico.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 11.8% of the Fund’s total assets (11.8% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the MSA and included in this Fund’s tobacco holdings, as discussed earlier in this report.

The Fund’s holdings, some of which are insured, include G.O. debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s

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The Rochester Credit Research Team

Rich Stein, CFA
Director of Credit Research

Chris Weiler, CFA
Senior Credit Analyst

Bob Bertucci, CFA
Senior Credit Analyst

Angela Uttaro
Senior Credit Analyst

Matt Torpey, CFA
Senior Credit Analyst

René Vecka, CFA
Senior Credit Analyst

Jon Hagen, CFA
Senior Credit Analyst

Alen Kreso, CFA
Senior Credit Analyst

Chris Meteyer
Credit Analyst

Clara Sanguinetti
Credit Analyst

Chad Osterhout
Credit Analyst

8        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised revenues via tax rate changes and improved enforcement.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”), allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Based on our concerns that this law could be used to lessen the authorities’ debt-service payments to their creditors, we quickly filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act.

February 2015 Update: Shortly after this reporting period ended, a federal judge ruled that the Recovery Act violates the United States Constitution and is therefore invalid. The Commonwealth and PREPA have appealed the court’s ruling.

Puerto Rico debt continued to be the subject of a variety of critical reports during this reporting period. However, while most of the muni bonds issued by Puerto Rico continued to face some pricing pressure, the tide turned for many of the island’s securities and prices were rallying late in this reporting period. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Our investment team is determined to protect our shareholders’ best interest and enforce all bond covenants that have been negotiated. We will also continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/ RochesterFunds). We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair

9        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

our team’s ability to deliver shareholder value.

Tax increment financing (TIF) bonds constituted 11.1% of the Fund’s total assets (11.2% of net assets) on January 30, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

This Fund was invested in the municipal leases sector this reporting period, which accounted for 7.4% of the Fund’s total assets (7.4% of net assets) as of January 30, 2015. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements.

The Fund’s holdings in the sales tax revenue sector represented 5.8% of the Fund’s total assets (5.8% of net assets) as of January 30, 2015, and included bonds issued in the U.S. Virgin Islands and in Puerto Rico. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenue.

As of January 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 5.6% of its total assets

(5.7% of net assets). Our holdings in this sector consist of securities across the credit spectrum including bonds issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-

10        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio

Manager and Team Leader, on behalf of the

rest of the Rochester portfolio management

team: Scott S. Cottier, Troy E. Willis, Mark R.

DeMitry, Michael L. Camarella, Charles S.

Pulire and Elizabeth S. Mossow.

11        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES*

Tobacco Master Settlement Agreement	14.1%
Special Tax	12.9
General Obligation	12.2
Tax Increment Financing	11.1
Municipal Leases	7.4
Sales Tax Revenue	5.8
Hospital/Healthcare	5.6
Water Utilities	4.8
Electric Utilities	4.7
Marine/Aviation Facilities	3.5

Portfolio holdings are subject to change. Percentages are as of January 30, 2015, and are based on total assets.

CREDIT ALLOCATION*

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.7%	1.1%	2.8%
AA	30.6	0.0	30.6
A	12.2	1.3	13.5
BBB	14.5	12.5	27.0
BB or lower	16.9	9.2	26.1
Total	75.9%	24.1%	100.0%

The percentages above are based on the market value of the securities as of January 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

*January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

12        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/30/15

	Without Sales Charge	With Sales Charge
Class A	5.57%	5.31%
Class B	4.91	N/A
Class C	4.93	N/A
Class Y	5.79	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 1/31/15		As of 1/31/15
Class A	3.73%	Class A	7.67%
Class B	3.17	Class B	6.52
Class C	3.16	Class C	6.50
Class Y	4.16	Class Y	8.56

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	6.00%	13.32%	8.41%	3.69%	5.77%
Class B (OCABX)	5/3/93	5.58	12.51	7.49	3.20	4.70
Class C (OCACX)	11/1/95	5.50	12.40	7.55	2.88	4.06
Class Y (OCAYX)	11/29/10	6.13	13.60	N/A	N/A	9.34

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	0.96%	7.94%	7.36%	3.18%	5.57%
Class B (OCABX)	5/3/93	0.58	7.51	7.19	3.20	4.70
Class C (OCACX)	11/1/95	4.50	11.40	7.55	2.88	4.06
Class Y (OCAYX)	11/29/10	6.13	13.60	N/A	N/A	9.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

13        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.040 for the 27-day accrual period ended January 27, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 27, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0352, $0.0352 and $0.0415, respectively, for the 27-day accrual period ended January 27, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal

14        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

15        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015
Class A	$1,000.00	$1,060.00	$5.70
Class B	1,000.00	1,055.80	9.68
Class C	1,000.00	1,055.00	9.63
Class Y	1,000.00	1,061.30	4.45

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.55	5.58
Class B	1,000.00	1,015.69	9.49
Class C	1,000.00	1,015.74	9.44
Class Y	1,000.00	1,020.70	4.37

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 are as follows:

Class	Expense Ratios
Class A	1.10%
Class B	1.87
Class C	1.86
Class Y	0.86

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without waivers or reimbursements and reduction to custodian expenses, if applicable.

17        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—108.0%
California—95.5%
$2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.250%	09/01/2026	$2,718,790
1,850,000	Adelanto, CA Elementary School District Community Facilities District No. 1	5.400	09/01/2036	1,876,547
45,000	Adelanto, CA Improvement Agency, Series B	5.500	12/01/2023	45,265
1,920,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	2,018,765
5,710,000	Adelanto, CA Public Utility Authority	5.000	07/01/2039	5,822,259
6,620,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	7,806,503
1,000,000	Alhambra, CA (Atherton Baptist Homes)	7.625	01/01/2040	1,085,740
1,535,000	Alhambra, CA (Atherton Baptist Homes)	7.500	01/01/2030	1,678,768
100,000	Alvord, CA Unified School District Community Facilities District Special Tax	4.500	09/01/2017	102,229
945,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2031	975,722
4,000,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	4,129,120
955,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.125	09/01/2032	985,999
1,350,000	Anaheim, CA Public Financing Authority	5.000	05/01/2034	1,595,389
10,250,000	Anaheim, CA Public Financing Authority	5.000	05/01/2039	11,976,407
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[1]	5.250	10/01/2039	8,027,478
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[1]	5.250	10/01/2034	3,440,348
25,000	Apple Valley, CA Redevel. Agency Tax Allocation	5.000	06/01/2032	25,987
600,000	Arvin, CA Community Redevel. Agency Tax Allocation	6.500	09/01/2038	647,892
795,000	Azusa, CA Special Tax Community Facilities District No. 05-1	5.000	09/01/2021	820,655
1,260,000	Bakersfield, CA Improvement Bond Act 1915	5.400	09/02/2025	1,262,268
940,000	Bakersfield, CA Improvement Bond Act 1915	5.000	09/02/2027	955,914
465,000	Bakersfield, CA Improvement Bond Act 1915	5.350	09/02/2022	466,586
1,455,000	Bakersfield, CA Improvement Bond Act 1915	7.375	09/02/2028	1,466,946
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[1]	5.625	04/01/2044	11,970,000
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[1]	5.250	12/01/2035	12,114,100
10,000,000	Bay Area CA Toll Authority (San Francisco Bay Area)[1]	5.500	04/01/2043	11,505,300
1,330,000	Bayshore, CA Elementary School District	5.250	08/01/2044	1,592,861
2,700,000	Beaumont, CA Financing Authority, Series A	5.350	09/01/2036	2,705,211
120,000	Beaumont, CA Financing Authority, Series A	5.250	09/01/2029	134,873
1,500,000	Beaumont, CA Financing Authority, Series A	6.375	09/01/2042	1,704,270
1,050,000	Beaumont, CA Financing Authority, Series A	6.875	09/01/2036	1,115,026
5,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	5,017
115,000	Beaumont, CA Financing Authority, Series A	5.125	09/01/2028	129,144
750,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2036	866,055
250,000	Beaumont, CA Financing Authority, Series A	5.625	09/01/2032	282,510
4,410,000	Beaumont, CA Financing Authority, Series A	5.875	09/01/2042	4,976,509
130,000	Beaumont, CA Financing Authority, Series B	8.625	09/01/2039	131,787

18        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$685,000	Beaumont, CA Financing Authority, Series B	5.000%		09/01/2027	$686,110
185,000	Beaumont, CA Financing Authority, Series B	5.400		09/01/2035	190,707
60,000	Beaumont, CA Financing Authority, Series B	8.875		09/01/2034	60,842
1,525,000	Beaumont, CA Financing Authority, Series B	6.000		09/01/2034	1,558,062
2,000,000	Beaumont, CA Financing Authority, Series D	5.800		09/01/2035	2,043,680
3,245,000	Beaumont, CA Financing Authority, Series E	6.250		09/01/2038	3,250,938
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)	5.300		09/01/2035	513,895
2,255,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	9.750		05/01/2038	3,016,288
30,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)	5.650		05/01/2029	30,139
2,300,000	Brea, CA Redevel. Agency	6.835	[2]	08/01/2033	722,384
2,930,000	Brea, CA Redevel. Agency	6.679	[2]	08/01/2032	1,003,701
5,000,000	Brea, CA Redevel. Agency	6.872	[2]	08/01/2034	1,438,250
1,010,000	Brea, CA Redevel. Agency	6.595	[2]	08/01/2031	373,932
60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)	7.000		10/01/2020	60,280
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)	6.000		09/01/2037	3,656,010
5,000	CA ABAG Finance Authority for NonProfit Corporations COP (Merced Family Health Centers)	5.950		01/01/2024	5,023
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)	5.350		10/01/2029	25,033
65,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.000		01/01/2023	65,002
20,000	CA Bay Area Government Association	4.125		09/01/2019	20,654
2,845,000	CA Communities Transportation Revenue COP	6.000		06/01/2042	3,331,637
409,500,000	CA County Tobacco Securitization Agency	8.251	[2]	06/01/2055	3,083,535
4,215,000	CA County Tobacco Securitization Agency	5.820	[2]	06/01/2033	1,228,040
82,110,000	CA County Tobacco Securitization Agency	6.423	[2]	06/01/2046	6,637,772
71,700,000	CA County Tobacco Securitization Agency	7.000	[2]	06/01/2055	828,135
51,500,000	CA County Tobacco Securitization Agency	6.700	[2]	06/01/2057	389,855
55,250,000	CA County Tobacco Securitization Agency	6.901	[2]	06/01/2057	326,527
6,530,000	CA County Tobacco Securitization Agency	5.000		06/01/2047	5,306,147
45,600,000	CA County Tobacco Securitization Agency	6.125	[2]	06/01/2057	531,240
347,900,000	CA County Tobacco Securitization Agency	7.550	[2]	06/01/2055	2,619,687
39,700,000	CA County Tobacco Securitization Agency	5.750	[2]	06/01/2057	419,629
11,970,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	11,972,633
3,295,000	CA County Tobacco Securitization Agency (TASC)	5.750		06/01/2029	3,295,890
850,000	CA County Tobacco Securitization Agency (TASC)	5.100		06/01/2028	847,577
1,720,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	1,720,464
10,760,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2035	10,762,905
9,670,000	CA County Tobacco Securitization Agency (TASC)	6.125		06/01/2038	9,672,611
17,810,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	17,814,274
9,690,000	CA County Tobacco Securitization Agency (TASC)	5.700		06/01/2046	8,834,567
5,000,000	CA County Tobacco Securitization Agency (TASC)	5.600		06/01/2036	4,726,200
86,970,000	CA County Tobacco Securitization Agency (TASC)	6.375	[2]	06/01/2046	4,423,294
65,800,000	CA County Tobacco Securitization Agency (TASC)	6.600	[2]	06/01/2046	2,181,270
3,725,000	CA County Tobacco Securitization Agency (TASC)	5.125		06/01/2038	3,250,733

19        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$6,000,000	CA County Tobacco Securitization Agency (TASC)	5.250%		06/01/2046	$4,364,580
5,315,000	CA County Tobacco Securitization Agency (TASC)	5.250		06/01/2045	4,488,305
5,000,000	CA Educational Facilities Authority (Chapman University)	5.000		04/01/2031	5,673,650
1,250,000	CA Educational Facilities Authority (San Francisco University)	6.125		10/01/2036	1,536,850
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	2,933,825
1,500,000	CA GO	6.000		03/01/2033	1,860,060
15,000	CA GO	5.000		02/01/2033	15,056
7,800,000	CA GO	5.000		02/01/2038	8,996,832
5,000	CA GO	5.750		05/01/2030	5,023
35,000	CA GO	5.250		06/01/2021	35,596
60,000	CA GO	6.250		10/01/2019	60,619
5,000,000	CA GO	6.500		04/01/2033	6,170,950
5,000	CA GO	5.500		10/01/2022	5,045
5,190,000	CA GO	5.000		12/01/2031	6,231,010
200,000	CA GO	6.250		10/01/2019	202,064
20,000	CA GO	5.000		02/01/2032	20,075
50,000	CA GO	5.000		02/01/2033	50,186
22,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.125		06/01/2047	17,907,120
14,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300		06/01/2037	12,119,100
125,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2045	126,937
60,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2045	60,930
6,790,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.000		06/01/2045	6,895,245
5,000,000	CA Health Facilities Financing Authority (Catholic Healthcare)	0.020	[3]	07/01/2033	5,000,000
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)	6.250		02/01/2026	2,557,617
315,000	CA Health Facilities Financing Authority (Hospital of the Good Samaritan)	7.000		09/01/2021	315,498
1,100,000	CA Health Facilities Financing Authority (Northern California Presbyterian Homes & Services)	5.125		07/01/2018	1,104,444
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[1]	5.500		10/01/2039	16,681,815
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)	6.250		10/01/2028	192,467
2,560,000	CA Health Facilities Financing Authority (SHlth/SWBH/EBPC/EMC/MCHlth/MGHosp Obligated Group)	5.250		11/15/2046	2,753,690
5,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)	5.750		07/01/2039	5,879,650
13,500,000	CA Health Facilities Financing Authority (Sutter Health)[1]	5.250		08/15/2031	15,834,150
5,000,000	CA HFA (Home Mtg.)	5.450		08/01/2028	5,161,850

20        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$3,950,000	CA HFA (Home Mtg.)	5.550%	08/01/2033	$4,048,197
745,000	CA HFA (Home Mtg.)	5.450	08/01/2033	787,160
100,000	CA HFA (Home Mtg.)	5.050	02/01/2029	103,294
65,000	CA HFA (Multifamily Hsg.)	5.375	02/01/2036	65,071
25,000	CA HFA (Multifamily Hsg.)	5.375	08/01/2028	25,026
5,880,000	CA HFA (Multifamily Hsg.)	6.000	02/01/2038	6,036,232
920,000	CA HFA (Multifamily Hsg.)	5.950	08/01/2028	923,082
995,000	CA HFA (Multifamily Hsg.), Series A	5.200	08/01/2022	1,007,059
465,000	CA HFA (Multifamily Hsg.), Series A	5.900	02/01/2028	471,873
6,975,000	CA HFA (Multifamily Hsg.), Series B	5.400	08/01/2028	7,151,188
150,000	CA HFA (Multifamily Hsg.), Series B	5.500	08/01/2039	150,132
190,000	CA HFA, Series E	5.000	02/01/2024	192,481
2,000,000	CA Independent Cities Finance Authority Mobile Home Park	5.250	05/15/2044	2,221,820
1,385,000	CA Independent Cities Finance Authority Mobile Home Park (Hacienda Valley Estates)	5.000	11/15/2034	1,554,676
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)	6.250	07/15/2045	1,129,190
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)	5.500	05/15/2047	1,083,010
10,000	CA MobileHome Park Financing Authority (Palomar Estates East & West)	5.100	09/15/2023	10,015
65,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	80,186
200,000	CA Municipal Finance Authority (Biola University)	5.625	10/01/2023	223,024
535,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)	6.400	08/15/2045	608,488
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)	5.750	10/01/2034	273,117
1,000,000	CA Municipal Finance Authority (Emerson College)	6.000	01/01/2042	1,194,440
1,000,000	CA Municipal Finance Authority (Emerson College)	5.750	01/01/2033	1,183,680
850,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.750	01/01/2022	920,941
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.875	01/01/2042	2,332,701
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	6.625	01/01/2032	1,167,980
1,850,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.250	01/01/2045	1,867,001
1,275,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)	5.000	01/01/2035	1,286,870
1,000,000	CA Municipal Finance Authority (INSD-Lincoln Glen Manor for Senior Citizens)	6.000	04/01/2031	1,087,350
1,500,000	CA Municipal Finance Authority (OCEAA)	7.000	10/01/2039	1,605,000
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)	5.875	05/15/2029	2,081,485
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)	6.125	05/15/2039	1,194,270
600,000	CA Municipal Finance Authority (Southwestern Law School)	6.500	11/01/2031	750,852
1,250,000	CA Municipal Finance Authority (Southwestern Law School)	6.500	11/01/2041	1,558,975

21        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)	5.500%		08/15/2047	$5,601,350
1,200,000	CA Municipal Finance Authority Mobile Home Park (Caritas Affordable Housing)	5.250		08/15/2039	1,359,720
2,500,000	CA Public Works	6.000		03/01/2035	3,035,950
8,370,000	CA Public Works	6.375		11/01/2034	10,417,553
365,000	CA Public Works	6.125		11/01/2029	452,724
2,795,000	CA Public Works	5.750		03/01/2030	3,330,746
630,000	CA Public Works	6.625		11/01/2034	632,835
2,000,000	CA Public Works (California State Prisons)	5.750		10/01/2031	2,497,200
900,000	CA Public Works (Dept. of Mental Health)	5.000		11/01/2031	955,728
5,000,000	CA Public Works (Dept. of State Hospitals)	5.000		06/01/2029	5,968,400
1,250,000	CA Public Works (Judicial Council)	5.000		12/01/2031	1,463,187
125,000	CA Public Works (Trustees California State University)	6.000		04/01/2027	151,020
25,000	CA Public Works (Various State Universities)	5.400		10/01/2022	25,106
2,450,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[4]	5.500		08/01/2047	1,225,171
305,000	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[4]	5.500		08/01/2047	97,621
17,650,000	CA Silicon Valley Tobacco Securitization Authority	5.850	[2]	06/01/2047	1,243,266
53,360,000	CA Silicon Valley Tobacco Securitization Authority	6.850	[2]	06/01/2056	506,920
36,465,000	CA Silicon Valley Tobacco Securitization Authority	7.663	[2]	06/01/2041	4,499,416
165,000,000	CA Silicon Valley Tobacco Securitization Authority	6.300	[2]	06/01/2056	1,303,500
98,920,000	CA Silicon Valley Tobacco Securitization Authority	8.899	[2]	06/01/2036	20,345,866
15,000	CA Statewide CDA	7.000		07/01/2022	15,043
95,000	CA Statewide CDA	5.000		09/02/2018	98,064
50,000	CA Statewide CDA	6.750		09/01/2037	50,108
100,000	CA Statewide CDA	6.773	[2]	09/01/2034	26,312
100,000	CA Statewide CDA	6.527	[2]	09/01/2028	41,241
75,000	CA Statewide CDA	6.625		09/01/2027	75,179
135,000	CA Statewide CDA	5.000		09/02/2019	139,311
230,000	CA Statewide CDA	5.125		09/02/2020	237,309
3,070,000	CA Statewide CDA (Cathedral City Heritage Park / Glendale Heritage Park Obligated Group)	5.200		06/01/2036	3,089,986
1,250,000	CA Statewide CDA (Enloe Medical Center)	6.250		08/15/2033	1,459,775
1,000,000	CA Statewide CDA (Enloe Medical Center)	5.750		08/15/2038	1,119,220
600,000	CA Statewide CDA (Episcopal Communities and Services)	5.000		05/15/2032	673,656
2,400,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)	5.000		08/01/2044	2,771,904
3,000,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)	4.750		08/01/2020	3,026,910
1,045,000	CA Statewide CDA (EVLAJHA / GVLAJHA / JHAGS / LAJHFTA / FEV / JHAW / BCSC / ASN Obligated Group)	5.000		08/01/2034	1,227,070
2,000,000	CA Statewide CDA (Henry Mayo Newhall Memorial Hospital)	5.250		10/01/2043	2,335,860

22        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$5,500,000	CA Statewide CDA (Loma Linda University Medical Center)	5.500%	12/01/2054	$ 6,239,365
2,019,578	CA Statewide CDA (Microgy Holdings)[5]	9.000	12/01/2038	20
1,065,000	CA Statewide CDA (Napa Valley Hospice)	7.000	01/01/2034	1,066,800
375,000	CA Statewide CDA (Rio Bravo)	6.300	12/01/2018	369,356
220,000	CA Statewide CDA (Stonehaven Student Hsg.)	5.875	07/01/2032	220,167
3,000,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)	6.000	09/02/2044	3,036,870
120,000	CA Statewide CDA COP (Internext Group)	5.375	04/01/2030	120,395
2,000,000	CA Statewide CDA School Facilities (47th & Main)	6.375	07/01/2047	2,189,920
145,000	CA Statewide CDA Special Tax Community Facilities District No. 97	6.842 [2]	09/01/2022	107,957
2,500,000	CA Statewide CDA, Series A	5.150	09/02/2037	2,577,900
5,660,000	CA Statewide CDA, Series B	6.250	09/02/2037	5,836,252
45,175,000	CA Statewide Financing Authority Tobacco Settlement	6.375 [2]	06/01/2046	2,167,496
8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2037	8,297,240
25,000	CA Statewide Financing Authority Tobacco Settlement (TASC)	6.000	05/01/2037	25,007
1,360,000	CA Valley Sanitation District	5.200	09/02/2030	1,403,751
25,000	CA Western Hills Water District Special Tax	5.200	09/01/2019	25,076
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[5]	5.500	09/01/2036	1,177,450
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[5]	5.550	09/01/2036	1,094,703
35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)	7.250	08/01/2033	44,653
2,910,000	Camarillo, CA Community Devel. Commission (Camarillo Corridor)	5.000	09/01/2032	3,407,552
225,000	Campbell, CA COP (Civic Center)	5.250	10/01/2028	225,981
25,000	Campbell, CA COP (Civic Center)	5.125	10/01/2019	25,103
25,000	Carlsbad, CA Improvement Bond Act 1915	5.500	09/02/2028	25,062
100,000	Carson, CA Public Financing Authority (Remediation)	6.500	10/01/2036	118,564
2,500,000	Carson, CA Redevel. Agency Tax Allocation	7.000	10/01/2036	3,004,400
3,910,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	3,950,468
2,000,000	Centinela Valley, CA Union High School District	6.000	08/01/2036	2,533,200
890,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2023	910,595
20,000	Chowchilla, CA Redevel. Agency	5.000	08/01/2037	20,107
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875	01/01/2034	2,402,820
11,360,000	Citrus, CA Community College District[1]	5.500	06/01/2031	13,341,638
1,215,000	Colton, CA Community Facilities District Special Tax	7.500	09/01/2020	1,219,265
3,715,000	Compton, CA Community College District	6.750	08/01/2034	4,466,805
7,000,000	Compton, CA Public Finance Authority	5.250	09/01/2027	7,311,990

23        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$5,000	Contra Costa County, CA Public Financing Authority Tax Allocation	5.850%	08/01/2033	$ 5,008
4,870,000	Corcoran, CA Hospital District	8.000	08/01/2034	5,679,637
955,000	Corona, CA Community Facilities District (Buchanan Street)	5.150	09/01/2036	975,370
250,000	Corona-Norco, CA Unified School District	6.000	09/01/2037	258,007
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)	5.000	12/15/2037	52,046
955,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)	6.500	12/15/2047	985,254
1,220,000	Dehesa, CA School District	5.500	06/01/2044	1,481,080
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax	6.375	09/01/2038	2,055,117
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation	7.375	09/01/2039	4,529,451
15,000,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2036	17,621,250
10,000,000	Eastern CA Municipal Water District	0.020 [3]	07/01/2046	10,000,000
185,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2030	188,916
305,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.000	09/01/2037	311,384
370,000	Eastern CA Municipal Water District Community Facilities Special Tax	5.100	09/01/2037	377,777
25,000	Etiwanda, CA School District Special Tax	5.400	09/01/2035	25,110
10,155,000	Etiwanda, CA School District Special Tax Community Facilities District No. 2004-2	6.000	09/01/2037	10,519,971
1,000,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)	6.875	09/01/2038	1,108,740
100,000	Fillmore, CA Public Financing (Central City Redevel.)	5.500	06/01/2031	100,098
5,915,000	Fontana, CA Public Finance Authority	5.000	09/01/2032	6,856,668
2,500,000	Fontana, CA Public Financing Authority (North Fontana Redevel.)	5.500	09/01/2032	2,533,900
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)	5.500	10/01/2027	10,042
10,000	Fontana, CA Redevel. Agency (Sierra Corridor Commercial Redevel.)	5.500	09/01/2034	10,018
1,500,000	Foothill, CA Eastern Transportation Corridor Agency Toll Road	5.000	01/01/2035	1,503,735
20,000	Fremont, CA Community Facilities District (Pacific Commons)	6.250	09/01/2026	20,061
1,010,000	Greenfield, CA Union School District	7.000	09/01/2040	1,042,956
5,145,000	Grossmont, CA Union High School District[1]	5.500	08/01/2030	6,071,323
4,895,000	Grossmont, CA Union High School District[1]	5.500	08/01/2031	5,774,648
120,000	Guadalupe, CA Redevel. Agency Tax Allocation	5.125	08/01/2035	120,379
785,000	Hemet, CA Unified School District	5.125	09/01/2036	788,273
1,505,000	Hemet, CA Unified School District	5.250	09/01/2035	1,526,476
1,155,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.375	09/01/2026	1,160,059
60,000	Hemet, CA Unified School District Community Facilities District Special Tax	5.625	09/01/2035	60,276

24        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,320,000	Hesperia, CA Public Financing Authority, Tranche A	6.250%		09/01/2035	$1,326,943
3,275,000	Hesperia, CA Public Financing Authority, Tranche B	6.250		09/01/2035	3,292,226
3,255,000	Hesperia, CA Public Financing Authority, Tranche C	6.250		09/01/2035	3,272,121
1,065,000	Hesperia, CA Unified School District	5.000		09/01/2030	1,086,971
15,000	Hesperia, CA Unified School District	5.200		09/01/2035	15,017
500,000	Hollister, CA Redevel. Agency Tax Allocation	7.000		10/01/2032	604,570
1,305,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)	5.000		10/01/2032	1,549,113
1,600,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)	5.000		10/01/2030	1,915,792
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax	5.900		09/01/2037	1,379,821
7,000,000	Imperial, CA Irrigation District	6.250		11/01/2031	8,653,680
309,105,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.000	[2]	06/01/2057	3,199,237
3,235,000	Ione, CA Special Tax Community Facilities District 2005-2-A	6.000		09/01/2036	3,417,163
30,000	Jurupa, CA Community Services District Special Tax	5.000		09/01/2036	30,649
1,140,000	Jurupa, CA Public Financing Authority	6.125		09/01/2040	1,177,859
110,000	Jurupa, CA Public Financing Authority	6.000		09/01/2032	113,663
1,000,000	Jurupa, CA Public Financing Authority	6.125		09/01/2040	1,033,210
15,000	Kingsburg, CA Public Financing Authority	8.000		09/15/2021	15,058
5,000	La Mesa, CA Fire, Police & Emergency Services	5.250		08/01/2034	5,020
2,380,000	Lake Berryessa, CA Resort Improvement District	5.550		09/02/2037	1,928,942
1,430,000	Lake Berryessa, CA Resort Improvement District	5.500		09/02/2027	1,252,351
300,000	Lake Berryessa, CA Resort Improvement District	5.250		09/02/2017	289,461
2,020,000	Lake Elsinore, CA Community Facilities District No. 2006-2 Special Tax (Viscaya)	5.400		09/01/2036	2,022,868
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2037	373,173
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2032	709,141
1,000,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)	5.000		09/01/2040	1,134,890
1,175,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)	5.250		09/01/2038	1,283,640
1,150,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	1,152,070
1,150,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	1,151,587
920,000	Lake Elsinore, CA Special Tax	5.200		09/01/2026	921,858
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7	6.250		09/01/2040	1,316,272
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6	5.900		09/01/2037	1,123,892
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2028	1,080,720
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2032	1,073,590
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2030	538,715

25        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000%	[6]	09/01/2029	$ 540,005
420,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2025	458,098
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2027	958,942
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2026	408,281
430,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	6.875		08/01/2039	508,140
1,340,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	5.000		08/01/2024	1,341,930
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	6.875		08/01/2034	2,008,926
580,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)	6.875		08/01/2039	734,587
5,000	Lathrop, CA Financing Authority (Water Supply)	5.700		06/01/2019	5,062
10,000	Lathrop, CA Financing Authority (Water Supply)	5.600		06/01/2018	10,131
1,675,000	Lathrop, CA Improvement Bond Act 1915 (Mossdale Village)	5.100		09/02/2035	1,676,876
4,175,000	Lathrop, CA Special Tax Community Facilities District No. 03-2	7.000		09/01/2033	4,225,392
4,000,000	LeMoore, CA Redevel. Agency Tax Allocation	7.375		08/01/2040	4,341,120
1,000,000	Lennox, CA School District COP	5.000		10/01/2034	1,143,440
635,000	Lincoln, CA Special Tax	5.000		09/01/2026	648,665
235,000	Livermore, CA Redevel. Agency Tax Allocation	5.000		08/01/2032	236,513
2,625,000	Livermore, CA Redevel. Agency Tax Allocation	5.000		08/01/2026	2,645,528
150,000	Long Beach, CA Bond Finance Authority (Redevel. Hsg. & Gas Utilities)	5.000		08/01/2025	151,970
50,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2028	62,296
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500		11/15/2037	1,279,090
1,200,000	Los Alamitos, CA Unified School District COP	0.000	[6]	08/01/2034	962,280
1,250,000	Los Angeles County, CA Regional Financing Authority (Montecedro)	5.000		11/15/2044	1,413,688
15,000,000	Los Angeles, CA Community College District[1]	5.000		08/01/2033	17,270,100
10,000,000	Los Angeles, CA Community College District[1]	6.000		08/01/2033	12,334,200
10,000,000	Los Angeles, CA Community College District	5.000		08/01/2031	12,283,400
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)	6.500		09/01/2039	2,443,292
1,575,000	Los Angeles, CA Community Redevel. Agency (Grand Central Square)	5.000		12/01/2026	1,700,071
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.250		05/15/2024	16,015,361
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2025	11,511,590
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2027	12,350,772
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2026	11,227,980

26        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375%		05/15/2028	$ 11,348,193
3,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.375		07/01/2034	3,464,400
12,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.375		07/01/2038	13,867,560
16,300,000	Los Angeles, CA Harbor Dept.[1]	5.250		08/01/2034	18,971,244
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.250		06/01/2034	2,151,820
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.000		06/01/2029	2,140,400
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)	6.375		06/01/2039	538,255
1,500,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	1,250,700
1,100,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2027	873,642
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)	6.000		09/01/2039	4,769,320
85,000	Madera County, CA COP (Valley Children’s Hospital)	5.750		03/15/2028	85,303
475,000	Malibu, CA Community Facilities District Special Tax (Carbon Beach)	5.875		09/01/2039	490,267
950,000	Martinez, CA Unified School District	6.125	[6]	08/01/2035	1,265,296
4,530,000	Mayers, CA Memorial Hospital District	7.875		06/01/2041	4,685,787
1,750,000	McFarland, CA Unified School District	5.500		11/01/2038	2,149,053
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater	5.150		07/01/2035	1,387,100
500,000	Menifee, CA Union School District Special Tax	5.250		09/01/2035	500,680
250,000	Menifee, CA Union School District Special Tax	5.250		09/01/2036	252,718
400,000	Menifee, CA Union School District Special Tax	5.200		09/01/2035	400,616
100,000	Menifee, CA Union School District Special Tax	5.000		09/01/2022	100,190
1,025,000	Merced River, CA School District	5.250		08/01/2042	1,198,748
50,000	Midpeninsula, CA Regional Open Space District	5.000		09/01/2034	50,211
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)	8.100		03/01/2027	3,734,160
230,000	Murrieta, CA Community Facilities District Special Tax (Meadowlane/Amberwalk)	5.125		09/01/2035	230,267
1,500,000	Norco, CA Community Redevel. Agency	5.000		03/01/2030	1,774,980
2,000,000	Norco, CA Community Redevel. Agency	5.000		03/01/2032	2,345,520
2,000,000	Norco, CA Redevel. Agency Tax Allocation	6.000		03/01/2036	2,409,220
157,335,000	Northern CA Tobacco Securitization Authority (TASC)	6.710	[2]	06/01/2045	3,486,544
1,250,000	Northern Humboldt, CA Union High School District	6.500		08/01/2034	1,637,663
2,000,000	Northern, CA Inyo County Local Hospital District	6.375		12/01/2025	2,291,940
1,000,000	Oak Valley, CA Hospital District	7.000		11/01/2035	1,079,640
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)	6.100		06/01/2027	10,067
1,000,000	Oakland, CA GO	6.000		01/15/2034	1,159,060
250,000	Oakland, CA GO	6.250		01/15/2039	290,893
2,500,000	Oakland, CA Unified School District	5.250		08/01/2024	2,509,900
250,000	Oakland, CA Unified School District	6.500		08/01/2023	296,455
4,595,000	Oakland, CA Unified School District	6.125		08/01/2029	5,329,924
250,000	Oakland, CA Unified School District	6.500		08/01/2024	294,573
250,000	Oakland, CA Unified School District	6.500		08/01/2022	297,858

27        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$3,160,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)	7.625%		09/01/2038	$ 3,247,469
2,945,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500		09/02/2020	2,964,054
2,000,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)	6.000		10/01/2040	2,068,180
1,500,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2033	1,745,295
1,250,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2032	1,458,850
850,000	Oxnard, CA Financing Authority Wastewater	5.000		06/01/2034	986,748
440,000	Palm Desert, CA Financing Authority	5.050	[2]	08/01/2015	430,839
390,000	Palm Desert, CA Financing Authority	5.100	[2]	08/01/2016	365,559
25,000	Palm Desert, CA Financing Authority	5.000		08/01/2033	25,228
500,000	Palm Desert, CA Financing Authority	5.200		10/01/2028	501,945
150,000	Palm Desert, CA Financing Authority	5.000		04/01/2030	150,497
410,000	Palm Desert, CA Financing Authority	6.020	[2]	04/01/2024	241,691
430,000	Palm Desert, CA Financing Authority	6.030	[2]	04/01/2025	238,444
445,000	Palm Desert, CA Financing Authority	6.040	[2]	04/01/2026	232,036
340,000	Palm Desert, CA Financing Authority	5.950	[2]	04/01/2021	240,298
380,000	Palm Desert, CA Financing Authority	6.000	[2]	04/01/2022	253,323
395,000	Palm Desert, CA Financing Authority	6.010	[2]	04/01/2023	247,254
465,000	Palm Desert, CA Financing Authority	6.050	[2]	04/01/2027	227,706
540,000	Palm Desert, CA Financing Authority	6.090	[2]	04/01/2031	206,545
560,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2032	201,275
580,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2033	196,127
480,000	Palm Desert, CA Financing Authority	6.060	[2]	04/01/2028	221,045
500,000	Palm Desert, CA Financing Authority	6.070	[2]	04/01/2029	216,490
520,000	Palm Desert, CA Financing Authority	6.080	[2]	04/01/2030	211,650
1,910,000	Palm Desert, CA Financing Authority	6.020	[2]	08/01/2024	1,108,526
2,070,000	Palm Desert, CA Financing Authority	6.030	[2]	08/01/2025	1,129,910
2,235,000	Palm Desert, CA Financing Authority	6.040	[2]	08/01/2026	1,146,577
590,000	Palm Desert, CA Financing Authority	6.100	[2]	04/01/2034	187,744
1,605,000	Palm Desert, CA Financing Authority	6.000	[2]	08/01/2022	1,054,581
1,755,000	Palm Desert, CA Financing Authority	3.532	[2]	08/01/2023	1,081,624
1,400,000	Palm Desert, CA Financing Authority	6.050	[2]	08/01/2027	674,086
230,000	Palm Desert, CA Financing Authority	5.650	[2]	04/01/2018	194,934
265,000	Palm Desert, CA Financing Authority	5.750	[2]	04/01/2019	211,709
305,000	Palm Desert, CA Financing Authority	5.850	[2]	04/01/2020	229,540
1,415,000	Palm Desert, CA Financing Authority	6.060	[2]	08/01/2028	640,754
1,370,000	Palm Desert, CA Financing Authority	4.217	[2]	08/01/2029	583,168
1,430,000	Palm Desert, CA Financing Authority	4.301	[2]	08/01/2030	572,100
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.400		07/01/2023	254,538
440,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.550		07/01/2028	443,753
420,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	6.500		07/01/2027	427,442
120,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)	5.450		07/01/2020	121,950
85,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs Regional Airport)	5.250		01/01/2022	85,355

28        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$445,000	Palm Springs, CA Community Redevel. Agency Tax Allocation	5.000%		09/01/2032	$527,623
10,000	Palm Springs, CA Improvement Bond Act 1915	5.550		09/02/2023	10,017
1,355,000	Palmdale, CA Community Facilities District Special Tax	5.400		09/01/2035	1,384,309
5,015,000	Palmdale, CA Community Facilities District Special Tax	6.250		09/01/2035	5,150,405
6,025,000	Palmdale, CA Community Facilities District Special Tax	6.125		09/01/2037	6,159,779
75,000	Palmdale, CA Community Redevel. Agency	5.000		09/01/2034	75,099
280,000	Palmdale, CA Elementary School District Special Tax Community Facilities District No. 90-1[7]	5.700		08/01/2018	281,098
11,395,000	Palomar Pomerado, CA Health System SPEARS[7]	0.110	[3]	08/01/2032	11,395,000
25,000	Paramount, CA Redevel. Agency Tax Allocation	5.000		08/01/2020	25,094
3,850,000	Paramount, CA Redevel. Agency Tax Allocation	5.000		08/01/2023	3,864,438
55,000	Parlier, CA Redevel. Agency Tax Allocation	5.200		08/01/2028	55,067
10,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.100		09/01/2030	10,298
120,000	Perris, CA Community Facilities District Special Tax (May Farms)	5.150		09/01/2035	123,458
1,145,000	Perris, CA Community Facilities District Special Tax, Series A	5.750		09/01/2035	1,169,801
235,000	Perris, CA Elementary School District	6.000		08/01/2029	304,417
290,000	Perris, CA Elementary School District	6.000		08/01/2030	376,522
375,000	Perris, CA Public Financing Authority	5.750		10/01/2031	383,603
2,000,000	Perris, CA Public Financing Authority	5.350		10/01/2036	2,003,020
2,015,000	Perris, CA Public Financing Authority, Series A	6.600		09/01/2038	2,086,815
2,500,000	Perris, CA Union High School District	6.125		09/01/2041	2,587,550
2,000,000	Perris, CA Union High School District Financing Authority	6.000		09/01/2033	2,069,820
1,000,000	Pixley, CA Union School District (Pixley Union Elementary School District)	5.250		08/01/2044	1,220,910
100,000	Plumas County, CA GO COP	5.000		06/01/2033	100,151
55,000	Pomona, CA Public Financing Authority	5.000		02/01/2030	55,094
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)	5.250		02/01/2020	1,309,124
50,000	Pomona, CA Unified School District	6.150		08/01/2030	62,650
270,000	Poway, CA Redevel. Agency Tax Allocation (Paguay Redevel.)	5.000		06/15/2033	270,446
2,500,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000		09/15/2043	2,812,800
500,000	Poway, CA Unified School District Special Tax Community Facilities District No. 14 (Torrey Highland Subarea)	6.125		09/01/2041	515,950
790,000	Poway, CA Unified School District Special Tax Community Facilities District No. 6-4 (South Ranch)	5.125		09/01/2035	798,967
5,000,000	Rancho, CA Water District Financing Authority	5.000		08/01/2028	5,700,200
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)	5.875		09/01/2033	2,986,611
490,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.250		09/01/2026	500,623

29        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$10,000	Richgrove, CA School District	6.375%		07/01/2018	$10,154
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)	5.750		08/01/2029	2,341,720
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)	6.250		06/30/2037	2,966,600
10,530,000	Rio Hondo, CA Community College District	0.000	[6]	08/01/2042	9,377,702
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1	5.850		09/01/2035	3,004,260
25,000	River Islands, CA Public Financing Authority	6.000		09/01/2035	25,011
100,000	River Islands, CA Public Financing Authority	6.000		09/01/2027	100,057
700,000	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[4]	5.000		08/01/2032	325,528
25,000	Riverside County, CA Community Facilities District Special Tax	5.600		09/01/2019	25,118
1,000,000	Riverside County, CA Redevel. Agency	7.125		10/01/2042	1,259,840
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)	6.000		10/01/2037	3,539,520
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.750		10/01/2030	1,512,084
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000	[6]	10/01/2031	866,780
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	0.000	[6]	10/01/2027	850,920
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)	6.500		10/01/2025	1,685,307
7,500,000	Riverside County, CA Transportation Commission	5.250		06/01/2039	8,999,325
1,000,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A	5.300		09/01/2034	1,020,220
25,000	Romoland, CA School District Special Tax	5.250		09/01/2035	25,037
1,250,000	Romoland, CA School District Special Tax Community Facilities District No. 2006-1	6.000		09/01/2041	1,289,850
2,250,000	Romoland, CA School District Special Tax Community Facilities District No. 91-18	6.000		09/01/2037	2,321,753
1,000,000	Ross Valley, CA School District	5.500		08/01/2041	1,202,910
40,000	Sacramento County, CA COP (Public Facilities)	5.000		06/01/2029	40,142
1,200,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250		06/01/2027	1,206,072
2,550,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250		09/01/2023	2,563,796
1,000,000	San Bernardino County, CA Special Tax (Lytle Creek North)	5.375		09/01/2038	1,031,700
100,000	San Bernardino, CA Joint Powers Financing Authority (California Dept. of Transportation Lease)	5.500		12/01/2020	100,302
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)	5.750		07/01/2020	1,474,454
20,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500		09/01/2024	20,004
945,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)	5.500		09/01/2020	945,302
1,850,000	San Bernardino, CA Joint Powers Financing Authority (Tax Allocation)	6.625		04/01/2026	1,853,848

30        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$3,235,000	San Bernardino, CA Mountains Community Hospital District COP	5.000%		02/01/2037	$3,209,411
1,410,000	San Bernardino, CA Mountains Community Hospital District COP	5.000		02/01/2027	1,419,334
3,000,000	San Buenaventura, CA Community Memorial Health Systems	8.000		12/01/2031	3,952,230
875,000	San Diego County, CA COP	5.600		07/01/2038	916,878
6,645,000	San Diego County, CA Redevel. Agency (Gillespie Field)	5.750		12/01/2032	6,723,012
4,445,000	San Diego, CA Hsg. Authority (Island Village Apartments)	5.650	[3]	07/01/2034	4,463,980
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)	5.000		05/01/2029	3,245,340
5,880,000	San Diego, CA Public Facilities Financing Authority	5.250		08/01/2027	7,061,410
10,000,000	San Diego, CA Regional Building Authority (CountyOperations Center & Annex)[1]	5.375		02/01/2036	11,590,600
1,000,000	San Francisco, CA City & County Airports Commission	5.000		05/01/2031	1,148,410
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)	5.250		01/01/2024	15,028
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000		08/01/2031	567,700
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2033	616,040
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.500		08/01/2039	2,364,420
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2033	495,576
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.)	6.625		08/01/2039	1,763,715
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)	6.500		08/01/2032	591,105
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.)	6.625		08/01/2039	643,362
1,000,000	San Gorgonio, CA Memorial Health Care District	5.000		08/01/2032	1,153,130
6,410,000	San Jacinto, CA Financing Authority, Tranche A	6.600		09/01/2033	6,277,377
6,275,000	San Jacinto, CA Financing Authority, Tranche B	6.600		09/01/2033	6,145,170
6,440,000	San Jacinto, CA Financing Authority, Tranche C	6.600		09/01/2033	6,045,679
250,000	San Jacinto, CA Unified School District Special Tax	5.750		09/01/2040	257,908
500,000	San Jacinto, CA Unified School District Special Tax	5.100		09/01/2036	469,480
25,000	San Jose, CA (Libraries, Parks & Public Safety)	5.000		09/01/2032	25,370
1,000,000	San Jose, CA Airport	5.000		03/01/2025	1,146,210
35,000	San Jose, CA Improvement Bond Act 1915	5.875		09/02/2023	36,121
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)	6.200		01/01/2041	3,153,119
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)	5.100		12/01/2032	4,027,898
55,000	San Jose, CA Redevel. Agency	5.000		08/01/2028	56,218
70,000	San Jose, CA Redevel. Agency	5.000		08/01/2015	71,686
995,000	San Jose, CA Redevel. Agency	5.000		08/01/2026	1,071,525
2,000,000	San Jose, CA Redevel. Agency	5.850		08/01/2027	2,050,760

31        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$230,000	San Jose, CA Redevel. Agency	5.000%		08/01/2027	$235,352
125,000	San Jose, CA Redevel. Agency	5.000		08/01/2020	127,909
305,000	San Jose, CA Redevel. Agency	5.000		08/01/2018	312,198
145,000	San Jose, CA Redevel. Agency	5.000		08/01/2026	148,374
160,000	San Jose, CA Redevel. Agency	5.000		08/01/2025	163,723
535,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2016	569,058
170,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2019	187,281
795,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2022	867,735
1,235,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2021	1,351,831
2,415,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2025	2,600,738
220,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2024	236,920
550,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2027	559,730
200,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2032	214,154
100,000	San Jose, CA Redevel. Agency (Merged Area Redevel.)	5.000		08/01/2023	108,838
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)	6.600		09/01/2027	25,057
10,000,000	San Marcos, CA Unified School District[1]	5.250		08/01/2031	11,999,000
385,000	Santa Ana, CA Unified School District Special Tax	5.100		09/01/2035	388,442
10,000,000	Santa Clara County, CA Financing Authority (VMC Facility Replacement)	0.020	[3]	11/15/2025	10,000,000
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	5.850		08/01/2031	1,001,100
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)	6.000		08/01/2041	2,071,801
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750		06/01/2026	3,532,050
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)	7.000		09/01/2036	10,066,277
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875		07/01/2042	3,173,456
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)	5.875		07/01/2036	2,135,980
1,610,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625		09/01/2038	1,991,844
3,025,000	Saugus, CA Union School District Community Facilities District No. 2006	11.625		09/01/2038	3,742,439
1,575,000	Saugus, CA Union School District Community Facilities District No. 2006-2	5.000		09/01/2037	1,624,329
2,000,000	Saugus, CA Union School District Special Tax	5.750		09/01/2043	2,063,240
415,000	Saugus, CA Union School District Special Tax	5.125		09/01/2031	428,118
200,000	Saugus, CA Union School District Special Tax	5.125		09/01/2032	206,314
2,500,000	Sequoia, CA Unified High School District	5.875		07/01/2036	3,091,025

32        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$5,000,000	Sequoia, CA Unified High School District	6.000%		07/01/2043	$6,153,500
1,090,000	Shafter, CA Community Devel. Agency Tax Allocation	5.400		11/01/2026	1,125,065
15,000	Sierra Kings, CA Health Care District	6.000		08/01/2032	15,041
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation	7.000		10/01/2026	2,002,063
545,000	Soledad, CA Redevel. Agency (Soledad Redevel.)	5.350		12/01/2028	545,725
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)	6.000		09/01/2036	2,367,800
790,000	Southern CA Mono Health Care District	5.000		08/01/2021	912,047
470,000	Southern CA Public Power Authority	5.250		11/01/2022	558,774
13,000,000	Southern CA Public Power Authority	5.000		07/01/2035	15,651,740
2,085,000	Southern CA Public Power Authority	5.000		11/01/2033	2,538,154
250,000	Southern CA Public Power Authority	5.250		11/01/2026	303,970
50,000	Southern CA Public Power Authority	5.250		11/01/2023	60,142
165,000	Southern CA Public Power Authority Natural Gas	5.000		11/01/2029	199,267
205,000	Southern CA Public Power Authority Natural Gas	5.000		11/01/2028	246,545
2,255,000	Southern CA Public Power Authority Natural Gas	5.250		11/01/2027	2,762,398
97,775,000	Southern CA Tobacco Securitization Authority	7.100	[2]	06/01/2046	2,026,876
4,000,000	Southern CA Tobacco Securitization Authority (TASC)	5.000		06/01/2037	3,453,720
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)	5.875		09/01/2037	2,062,860
75,000	Stockton, CA Public Financing Authority (Parking)	5.125		09/01/2030	75,015
1,000,000	Stockton, CA Public Financing Authority, Series A	5.250		09/01/2037	1,001,160
2,830,000	Stockton, CA Redevel. Agency (Stockton Events Center Arena)	5.000		09/01/2036	2,830,509
35,000	Susanville, CA Public Financing Authority	7.750		09/01/2017	35,177
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)	5.500		06/01/2030	1,146,480
100,000	Temecula Valley, CA Unified School District Community Facilities District No. 2005-1	5.000		09/01/2036	102,165
20,000	Temecula, CA Public Financing Authority Community Facilities District (Harveston)	5.100		09/01/2036	20,374
740,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.050		09/01/2015	747,955
1,575,000	Temecula, CA Redevel. Agency	5.125		08/01/2027	1,588,435
50,000	Temecula, CA Redevel. Agency	5.250		08/01/2036	50,077
3,905,000	Trinity County, CA COP	8.500		01/15/2026	3,987,200
500,000	Tulare, CA Health Care District	6.500		08/01/2026	590,615
630,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000		10/15/2017	674,358
2,500,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.125		10/15/2037	2,803,975
305,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.125		10/15/2027	342,085
2,590,000	Turlock, CA Health Facility (Emanuel Medical Center) COP	5.000		10/15/2022	2,896,242
425,000	Turlock, CA Public Financing Authority	5.450		09/01/2024	425,867
1,500,000	Tustin, CA Unified School District	6.000		08/01/2036	1,858,920
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400		09/01/2032	636,865

33        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.650%	09/01/2042	$ 547,681
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.400	09/01/2032	528,598
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)	7.125	09/01/2026	490,421
15,000,000	University of California	5.000	05/15/2038	17,656,800
60,000	Upland, CA Community Facilities District Special Tax (Colonies at San Antonio)	6.000	09/01/2024	61,340
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.150	12/01/2031	1,612,720
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)	5.050	12/01/2026	761,603
4,000,000	Vernon, CA Electric System	5.500	08/01/2041	4,632,440
1,000,000	Vernon, CA Electric System	5.125	08/01/2033	1,137,860
65,000	Vernon, CA Redevel. Agency Tax Allocation	5.000	09/01/2035	65,448
500,000	Victorville, CA Special Tax Community Facilities District 07-01	5.350	09/01/2042	515,775
50,000	Watsonville, CA Redevel. Agency Tax Allocation (Watsonville 2000 Redevel.)	5.000	09/01/2024	50,070
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)	7.500	09/01/2042	1,919,550
50,000	West Kern, CA Water District	4.500	06/01/2025	50,690
1,040,000	Whittier, CA Redevel. Agency (Earthquake Redevel.)	5.000	11/01/2035	1,059,531
2,300,000	Woodland, CA Finance Authority	6.000	03/01/2036	2,858,762
1,500,000	Woodland, CA Finance Authority	6.000	03/01/2041	1,858,545
				1,315,377,682

U.S. Possessions—12.5%
1,000,000	Guam International Airport Authority	6.000	10/01/2034	1,212,160
2,500,000	Guam International Airport Authority	6.125	10/01/2043	3,047,550
250,000	Guam Power Authority, Series A	5.000	10/01/2023	303,172
570,000	Guam Power Authority, Series A	5.000	10/01/2030	670,611
320,000	Guam Power Authority, Series A	5.000	10/01/2024	388,125
1,460,000	Northern Mariana Islands Ports Authority, Series A	6.250	03/15/2028	1,327,782
2,695,000	Northern Mariana Islands Ports Authority, Series A	5.500	03/15/2031	2,504,194
3,700,000	Puerto Rico Aqueduct & Sewer Authority	6.125	07/01/2024	2,855,808
5,000,000	Puerto Rico Aqueduct & Sewer Authority	5.125	07/01/2037	3,409,200
6,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2044	4,270,800
4,195,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	4,170,711
335,000	Puerto Rico Children’s Trust Fund (TASC)	5.625	05/15/2043	329,610
7,590,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	5,479,752
1,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2040	730,640
3,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	2,210,610
1,020,000	Puerto Rico Commonwealth GO	5.750	07/01/2038	723,690
80,000	Puerto Rico Commonwealth GO	6.000	07/01/2036	80,594
3,500,000	Puerto Rico Commonwealth GO	5.250	07/01/2023	2,664,830
1,480,000	Puerto Rico Commonwealth GO	5.500	07/01/2020	1,574,187
8,660,000	Puerto Rico Commonwealth GO	5.750	07/01/2041	6,100,364
1,450,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	1,039,345

34        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$1,290,000	Puerto Rico Commonwealth GO	5.125%	07/01/2037	$ 879,767
5,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	3,478,400
5,025,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	3,701,616
5,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2026	3,707,500
1,615,000	Puerto Rico Commonwealth GO	5.500	07/01/2027	1,189,577
1,500,000	Puerto Rico Commonwealth GO	6.000	07/01/2038	1,084,845
2,500,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	1,804,925
500,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	355,915
1,000,000	Puerto Rico Commonwealth GO	5.000	07/01/2041	669,500
1,000,000	Puerto Rico Commonwealth GO	5.500	07/01/2021	857,720
8,995,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2042	4,621,451
7,350,000	Puerto Rico Electric Power Authority, Series A8	6.750	07/01/2036	3,774,151
1,000,000	Puerto Rico Electric Power Authority, Series A8	5.050	07/01/2042	513,780
10,000,000	Puerto Rico Electric Power Authority, Series A8	5.000	07/01/2029	5,135,900
5,000,000	Puerto Rico Electric Power Authority, Series WW8	5.000	07/01/2028	2,567,800
6,495,000	Puerto Rico Electric Power Authority, Series XX8	5.250	07/01/2040	3,336,806
5,000,000	Puerto Rico Electric Power Authority, Series XX8	5.750	07/01/2036	2,568,050
500,000	Puerto Rico Electric Power Authority, Series ZZ8	5.250	07/01/2026	256,715
2,500,000	Puerto Rico Highway & Transportation Authority	5.500	07/01/2030	1,872,375
100,000	Puerto Rico Infrastructure	5.500	07/01/2020	76,245
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500	10/01/2037	735,892
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125	04/01/2032	140,942
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375	04/01/2042	180,572
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2027	217,060
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	5,932,205
1,960,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625	07/01/2022	1,569,686
5,055,000	Puerto Rico Public Buildings Authority	6.750	07/01/2036	3,732,814
7,255,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	5,110,640
7,710,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	5,427,609
7,670,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2042	5,393,161
610,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2028	483,974
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	13,158,340
15,500,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	12,083,335
12,380,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	9,241,794
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1	5.250	08/01/2043	674,250
8,575,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	6,383,487
17,465,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2039	13,146,604
840,000	V.I. Public Finance Authority (Matching Fund Loan Notes)	5.000	10/01/2032	944,504
				172,103,642

Total Investments, at Value (Cost $1,525,486,549)—108.0%				1,487,481,324
Net Other Assets (Liabilities)—(8.0)				(109,930,655)
Net Assets—100.0%				$ 1,377,550,669

35        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

2. Zero coupon bond reflects effective yield on the date of purchase.

3. Represents the current interest rate for a variable or increasing rate security.

4. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

5. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 30, 2015. See Note 4 of the accompanying Notes.

8. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
ASN	Annenberg School of Nursing
BCSC	Brandman Center for Senior Care
CDA	Communities Devel. Authority
CFD	Community Facilities District
COP	Certificates of Participation
EBPC	East Bay Perinatal Center
EMC	Eden Medical Center
EVLAJHA	Eisenberg Village of the Los Angeles Jewish Home for the Aging
FEV	Fountainview at Eisenberg Village
GO	General Obligation
GVLAJHA	Grancell Village of the Los Angeles Jewish Home for the Aging
HFA	Housing Finance Agency
IDA	Industrial Devel. Agency
INSD	Insured
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JHAGS	JHA Geriatric Sercives
JHAW	JHA West 16
LAJHFTA	Los Angeles Jewish Home for the Aging
LIFERS	Long Inverse Floating Exempt Receipts
MCHlth	Marin Community Health
MGHosp	Marin General Hospital
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
OCEAA	Orange County Educational Arts Academy
ROLs	Reset Option Longs
SHlth	Sutter Health
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SPEARS	Short Puttable Exempt Adjustable Receipts

36        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Abbreviations (Continued)

SWBH	Sutter West Bay Hospitals
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
VMC	Valley Medical Center

See accompanying Notes to Financial Statements.

37        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 20151 Unaudited

Assets
Investments, at value (cost $1,525,486,549)—see accompanying statement of investments	$1,487,481,324
Cash	5,769,223
Receivables and other assets:
Interest	22,920,365
Shares of beneficial interest sold	7,042,934
Investments sold on a when-issued or delayed delivery basis	145,812
Other	184,996
Total assets	1,523,544,654
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	143,440,000
Dividends	1,054,872
Shares of beneficial interest redeemed	923,157
Distribution and service plan fees	268,174
Trustees’ compensation	222,912
Investments purchased	19,338
Shareholder communications	13,747
Interest expense on borrowings	7
Other	51,778
Total liabilities	145,993,985
Net Assets	$1,377,550,669

Composition of Net Assets
Par value of shares of beneficial interest	$159,806
Additional paid-in capital	1,966,644,982
Accumulated net investment income	11,730,126
Accumulated net realized loss on investments	(562,979,020)
Net unrealized depreciation on investments	(38,005,225)
Net Assets	$1,377,550,669

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

38        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $960,233,426 and 111,313,012 shares of beneficial interest outstanding)	$8.63

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.06

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,550,033 and 411,013 shares of beneficial interest outstanding)	$8.64

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $277,395,161 and 32,275,411 shares of beneficial interest outstanding)	$8.59

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $136,372,049 and 15,806,602 shares of beneficial interest outstanding)	$8.63

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 30, 20151 Unaudited

Investment Income
Interest	$43,700,409
Expenses
Management fees	3,035,401
Distribution and service plan fees:
Class A	1,135,295
Class B	19,166
Class C	1,374,304
Transfer and shareholder servicing agent fees:
Class A	466,794
Class B	1,919
Class C	137,511
Class Y	61,914
Shareholder communications:
Class A	12,179
Class B	346
Class C	5,637
Class Y	1,774
Legal, auditing and other professional fees	1,121,490
Interest expense and fees on short-term floating rate notes issued (See Note 4)	559,932
Borrowing fees	270,562
Trustees’ compensation	10,384
Custodian fees and expenses	3,445
Interest expense on borrowings	9
Other	8,440

Total expenses	8,226,502
Net Investment Income	35,473,907
Realized and Unrealized Gain
Net realized gain on investments	1,681,904
Net change in unrealized appreciation/depreciation on investments	38,673,331
Net Increase in Net Assets Resulting from Operations	$75,829,142

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014
Operations
Net investment income	$35,473,907	$79,451,663
Net realized gain (loss)	1,681,904	(21,374,268)
Net change in unrealized appreciation/depreciation	38,673,331	45,542,183
Net increase in net assets resulting from operations	75,829,142	103,619,578
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(25,590,827)	(54,286,565)
Class B	(90,193)	(260,493)
Class C	(6,526,951)	(13,634,588)
Class Y	(3,552,120)	(5,730,488)
	(35,760,091)	(73,912,134)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	37,811,031	(94,556,999)
Class B	(566,325)	(3,005,144)
Class C	3,127,720	(33,595,447)
Class Y	31,501,432	(5,201,327)
	71,873,858	(136,358,917)
Net Assets
Total increase (decrease)	111,942,909	(106,651,473)
Beginning of period	1,265,607,760	1,372,259,233

End of period (including accumulated net investment income of $11,730,126 and $12,016,310, respectively)	$1,377,550,669	$1,265,607,760

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

41        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 30, 20151 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$75,829,142
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(145,359,925)
Proceeds from disposition of investment securities	94,457,486
Short-term investment securities, net	1,277,597
Premium amortization	1,515,397
Discount accretion	(7,864,871)
Net realized gain on investments	(1,681,904)
Net change in unrealized appreciation/depreciation on investments	(38,673,331)
Change in assets:
Decrease in other assets	154,757
Increase in interest receivable	(451,956)
Decrease in receivable for securities sold	3,369,388
Change in liabilities:
Decrease in other liabilities	(31,027)
Decrease in payable for securities purchased	(5,241,026)
Net cash used in operating activities	(22,700,273)

Cash Flows from Financing Activities
Proceeds from borrowings	1,000,000
Payments on borrowings	(3,100,000)
Proceeds from shares sold	143,405,315
Payments on shares redeemed	(104,513,740)
Cash distributions paid	(9,387,335)
Net cash provided by financing activities	27,404,240

Net increase in cash	4,703,967
Cash, beginning balance	1,065,256
Cash, ending balance	$5,769,223

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $26,830,939.

Cash paid for interest on borrowings—$14.

Cash paid for interest on short-term floating rate notes issued—$559,932.

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

42        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 20101
Per Share Operating Data
Net asset value, beginning of period	$8.37	$8.14	$8.75	$7.75	$7.98	$6.70

Income (loss) from investment operations:
Net investment income[2]	0.23	0.51	0.49	0.51	0.55	0.57
Net realized and unrealized gain (loss)	0.27	0.20	(0.62)	1.01	(0.25)	1.27

Total from investment operations	0.50	0.71	(0.13)	1.52	0.30	1.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.24)	(0.48)	(0.48)	(0.52)	(0.53)	(0.56)

Net asset value, end of period	$8.63	$8.37	$8.14	$8.75	$7.75	$7.98

Total Return, at Net Asset Value[3]	6.00%	9.03%	(1.66)%	20.31%	4.11%	27.95%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$960,234	$894,308	$967,217	$1,194,157	$951,318	$1,130,392

Average net assets (in thousands)	$921,301	$922,522	$1,214,170	$1,037,577	$1,005,058	$1,082,612

Ratios to average net assets:[4]
Net investment income	5.47%	6.32%	5.56%	6.18%	7.21%	7.34%
Expenses excluding interest and fees on short- term floating rate notes issued and interest and fees from borrowings	0.98%	0.80%	0.73%	0.75%	0.75%	0.75%
Interest and fees from borrowings	0.04%	0.05%	0.04%	0.04%	0.07%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.09%	0.09%	0.12%	0.24%	0.22%

Total expenses	1.10%	0.94%	0.86%	0.91%	1.06%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	0.94%	0.85%	0.90%	1.06%	1.21%

Portfolio turnover rate	7%	17%	24%	10%	27%	23%

43        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

44        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Class B	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 201[2]	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$8.38	$8.15	$8.76	$7.76	$7.99	$6.70
Income (loss) from investment operations:
Net investment income[2]	0.20	0.45	0.41	0.44	0.49	0.51
Net realized and unrealized gain (loss)	0.27	0.19	(0.61)	1.01	(0.25)	1.28

Total from investment operations	0.47	0.64	(0.20)	1.45	0.24	1.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.41)	(0.41)	(0.45)	(0.47)	(0.50)

Net asset value, end of period	$8.64	$8.38	$8.15	$8.76	$7.76	$7.99

Total Return, at Net Asset Value[3]	5.58%	8 .16%	(2.54)%	19.26%	3.22%	27.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,550	$4,001	$6,910	$13,960	$18,138	$24,850

Average net assets (in thousands)	$3,785	$5,149	$10,336	$15,887	$21,006	$25,296

Ratios to average net assets:[4]
Net investment income	4.71%	5.52%	4.69%	5.39%	6.35%	6.50%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.62%	1.62%	1.61%	1.61%	1.60%
Interest and fees from borrowings	0.04%	0.05%	0.04%	0.04%	0.07%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.09%	0.09%	0.12%	0.24%	0.22%

Total expenses	1.87%	1.76%	1.75%	1.77%	1.92%	2.07%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.76%	1.74%	1.76%	1.92%	2.06%

Portfolio turnover rate	7%	17%	24%	10%	27%	23%

1. January 30, 2015, July 29, 2011, and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

45        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$8.34	$8.11	$8.72	$7.73	$7.96	$6.68

Income (loss) from investment operations:
Net investment income[2]	0.20	0.45	0.42	0.44	0.49	0.51
Net realized and unrealized gain (loss)	0.26	0.20	(0.61)	1.01	(0.25)	1.27

Total from investment operations	0.46	0.65	(0.19)	1.45	0.24	1.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.42)	(0.42)	(0.46)	(0.47)	(0.50)

Net asset value, end of period	$8.59	$8.34	$8.11	$8.72	$7.73	$7.96

Total Return, at Net Asset Value[3]	5.50%	8.24%	(2.43)%	19.31%	3.33%	27.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$277,395	$266,060	$293,424	$320,829	$270,347	$314,047

Average net assets (in thousands)	$271,371	$265,211	$333,013	$288,500	$284,373	$302,114

Ratios to average net assets:[4]
Net investment income	4.71%	5.55%	4.79%	5.42%	6.43%	6.57%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.74%	1.57%	1.51%	1.52%	1.53%	1.52%
Interest and fees from borrowings	0.04%	0.05%	0.04%	0.04%	0.07%	0.25%
Interest and fees on short-term floating rate notes issued[5]	0.08%	0.09%	0.09%	0.12%	0.24%	0.22%

Total expenses	1.86%	1.71%	1.64%	1.68%	1.84%	1.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.86%	1.71%	1.63%	1.67%	1.84%	1.98%

Portfolio turnover rate	7%	17%	24%	10%	27%	23%

1. January 30, 2015, July 29, 2011, and July 30, 2010 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

46        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Class Y	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 20112

Per Share Operating Data
Net asset value, beginning of period	$8.37	$8.14	$8.75	$7.76	$7.73

Income (loss) from investment operations:
Net investment income[3]	0.24	0.53	0.51	0.52	0.38
Net realized and unrealized gain (loss)	0.27	0.20	(0.62)	1.01	0.01

Total from investment operations	0.51	0.73	(0.11)	1.53	0.39

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.50)	(0.50)	(0.54)	(0.36)

Net asset value, end of period	$8.63	$8.37	$8.14	$8.75	$7.76

Total Return, at Net Asset Value[4]	6.13%	9.29%	(1.44)%	20.43%	5.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$136,372	$101,239	$104,708	$97,255	$18,987
Average net assets (in thousands)	$122,328	$93,710	$116,275	$54,713	$8,939
Ratios to average net assets:[5]
Net investment income	5.70%	6.54%	5.79%	6.28%	7.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.74%	0.56%	0.51%	0.50%	0.55%
Interest and fees from borrowings	0.04%	0.05%	0.04%	0.04%	0.06%
Interest and fees on short-term floating rate notes issued[6]	0.08%	0.09%	0.09%	0.12%	0.24%
Total expenses	0.86%	0.70%	0.64%	0.66%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.70%	0.63%	0.65%	0.85%
Portfolio turnover rate	7%	17%	24%	10%	27%

1. January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

48        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2014 capital loss carryforwards are included in the table below. Capital loss

49        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2015	$2,066,773
2016	33,667,971
2017	100,477,817
2018	223,689,715
2019	31,408,386
No expiration	168,991,385

Total	$560,302,047

As of January 30, 2015, it is estimated that the capital loss carryforwards would be $391,310,662 expiring by 2019 and $167,309,481 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 30, 2015, it is estimated that the Fund will utilize $1,681,904 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,385,813,254[1]

Gross unrealized appreciation	$135,031,497
Gross unrealized depreciation	(174,135,617)

Net unrealized depreciation	$(39,104,120)

1. The Federal tax cost of securities does not include cost of $140,772,190, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

50        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a

51        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

52        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,315,377,662	$20	$1,315,377,682
U.S. Possessions	—	172,103,642	—	172,103,642
Total Assets	$—	$1,487,481,304	$20	$1,487,481,324

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

53        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the

54        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their

55        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $64,335,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 30, 2015, municipal bond holdings with a value of $274,333,050 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $143,440,000 in short-term floating rate securities issued and outstanding at that date.

At January 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 2,500,000	Anaheim, CA Public Financing Authority ROLs[3]	16.320%	10/1/39	$3,967,825
5,000,000	Bay Area, CA Toll Authority ROLs[3]	8.910	4/1/43	6,505,300
5,000,000	Bay Area, CA Toll Authority (San Francisco Bay Area) ROLs[3]	9.127	4/1/44	6,970,000
5,000,000	CA Dept. of Water Resources (Center Valley) ROLs[3]	8.525	12/1/35	7,114,100
7,110,000	CA Health Facilities Financing Authority (Providence Health & Services) ROLs	8.935	10/1/39	9,576,815

56        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$ 3,375,000	CA Health Facilities Financing Authority (SHlth/EBPC/MCHlth Obligated Group) LIFERS	19.207%	8/15/31	$5,709,150
2,840,000	Citrus, CA Community College District ROLs	17.189	6/1/31	4,821,638
7,500,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	8.090	6/1/36	10,121,250
1,225,000	Grossmont, CA Union High School District ROLs[3]	12.928	8/1/31	2,104,648
1,290,000	Grossmont, CA Union High School District ROLs[3]	12.905	8/1/30	2,216,323
7,500,000	Los Angeles, CA Community College District ROLs[3]	8.040	8/1/33	9,770,100
2,500,000	Los Angeles, CA Community College District ROLs[3]	14.322	8/1/33	4,834,200
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) ROLs	12.330	5/15/24	6,540,361
3,365,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) ROLs	12.650	5/15/28	4,618,193
3,335,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) ROLs	12.640	5/15/26	4,562,980
3,665,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) ROLs	12.650	5/15/27	5,015,773
3,405,000	Los Angeles, CA Dept. of Airports ROLs[3]	12.703	5/15/25	4,701,590
1,500,000	Los Angeles, CA Dept. of Water & Power ROLs	8.680	7/1/34	1,964,400
6,000,000	Los Angeles, CA Dept. of Water & Power ROLs	8.680	7/1/38	7,867,560
8,150,000	Los Angeles, CA Harbor Dept. ROLs	8.504	8/1/34	10,821,244
2,500,000	San Diego, CA Regional Building Authority (County Operations Center & Annex) ROLs	16.740	2/1/36	4,090,600
5,000,000	San Marcos, CA Unified School District ROLs[3]	8.485	8/1/31	6,999,000

				$130,893,050

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $143,440,000 or 9.41% of its total assets as of January 30, 2015.

57        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 30, 2015, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$145,812

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 30, 2015 is as follows:

Cost	$6,825,820
Market Value	$2,272,173
Market Value as % of Net Assets	0.16%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 30, 2015, securities with an aggregate market value of $22,774,653, representing1.65% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

58        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	10,331,136	$87,969,640	29,251,828	$235,708,775
Dividends and/or distributions reinvested	2,333,002	19,885,321	5,074,859	41,275,139
Redeemed	(8,234,039)	(70,043,930)	(46,271,506)	(371,540,913)

Net increase (decrease)	4,430,099	$37,811,031	(11,944,819)	$(94,556,999)

Class B
Sold	13,279	$113,429	4,711	$38,704
Dividends and/or distributions reinvested	9,026	77,017	26,549	215,731
Redeemed	(88,929)	(756,771)	(401,631)	(3,259,579)

Net decrease	(66,624)	$(566,325)	(370,371)	$(3,005,144)

Class C
Sold	2,331,760	$19,811,990	4,866,442	$39,583,052
Dividends and/or distributions reinvested	547,423	4,649,571	1,197,183	9,700,393
Redeemed	(2,516,162)	(21,333,841)	(10,319,543)	(82,878,892)

Net increase (decrease)	363,021	$3,127,720	(4,255,918)	$(33,595,447)

Class Y
Sold	4,832,342	$41,061,974	9,354,459	$76,019,754
Dividends and/or distributions reinvested	260,286	2,219,030	355,736	2,897,466
Redeemed	(1,384,586)	(11,779,572)	(10,474,275)	(84,118,547)

Net increase (decrease)	3,708,042	$31,501,432	(764,080)	$(5,201,327)

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 30, 2015 were as follows:

	Purchases	Sales

Investment securities	$145,359,925	$94,457,486

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

59        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule Through November 30, 2014
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Fee Schedule Effective December 1, 2014
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s management fee for the fiscal six months ended January 30, 2015 was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ —
Payments Made to Retired Trustees	14,018
Accumulated Liability as of January 30, 2015	111,092

60        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

7. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

61        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 30, 2015	$91,838	$11,982	$3,609	$10,858

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report.

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1741% as of January 30, 2015). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both

62        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 30, 2015 equal 0.03% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 30, 2015, the Fund had borrowings outstanding at an interest rate of 0.1741%. Details of the borrowings for the six months ended January 30, 2015 are as follows:

Average Daily Loan Balance	$10,870
Average Daily Interest Rate	0.162%
Fees Paid	$38,500
Interest Paid	$14

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 30, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return

63        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended January 30, 2015.

Details of reverse repurchase agreement transactions for the six months ended January 30, 2015 are as follows:

Fees Paid	$101,345

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties – but not including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to the Fund (the “California Fund Suit”).

OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

64        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

65        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Municipal California Long category. The Board noted that the Fund’s three-year and five-year performance was better than its category median although its one-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Municipal California Long funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective December 1, 2014, a new breakpoint of 0.33% was added for assets over $5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

66        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

67        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

68        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

69        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

— Applications or other forms

— When you create a user ID and password for online account access

— When you enroll in eDocs Direct, our electronic document delivery service

— Your transactions with us, our affiliates or others

— A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

— When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

70        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

71        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

OppenheimerFunds®

The Right Way
to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at **800 CALL OPP (800 225 5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0790.001.0115 March 23, 2015

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 3/9/2015